SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2007

VISTULA COMMUNICATIONS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50758	20-0734966
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Suite 801, 405 Park Avenue, New York, NY 10022

(Address of principal executive offices) (Zip Code)

(212) 317-8900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02            DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 5, 2007, we granted options to purchase common stock to the persons and in the amounts that follow:

Officers and Directors	Shares
Rupert Galliers-Pratt	200,000

Ian Cope	20,000

Jared P. Taylor	50,000

Adam Bishop	150,000

Nick Topham	25,000

Anthony Warrender	20,000

J. Marcus Payne	20,000

Jack Early	20,000

We also granted additional options to purchase up to 20,000 shares of common stock to certain other employees.  All of the above options have an exercise price of $0.32 per share which represents the closing price of our common stock on February 2, 2007 as reported on the Over the Counter Bulletin Board and an expiration date of February 5, 2017.  The options were granted as compensation for employment or director services, as applicable.  The options are immediately exercisable with respect to 25% of the total option shares purchaseable thereunder.  Thereafter, the options will vest and become exercisable for an additional 25% on the last day of each year after the date of grant, so that the options shall be fully vested on the third anniversary of the date of grant. All of the above options will accelerate in full upon a change of control.  The options identified above for Rupert Galliers-Pratt were issued to Executive Management Services Limited an entity over which Mr. Galliers-Pratt holds indirect voting and investment control.  The options granted to Ian Cope and Jared Taylor are evidenced by an agreement in the form of the incentive stock option agreement filed as Exhibit 10.1 to this report.  The options granted to the other officers, directors and employees are evidenced by an agreement in the form of the non-statutory stock option agreement filed as Exhibit 10.2 to this report.

These issuances were exempt from registration under the Securities Act of 1933 pursuant to an exemption under Section 4(2) thereof as a sale of securities not involving any public offering.

The form of the incentive stock option agreement and the form of non-statutory stock option agreement filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this report are the forms to be used for all options granted under our Amended and Restated 2004 Stock Incentive Plan.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description

10.1	Form of Incentive Stock Option under Vistula Communications Services, Inc.’s Amended and Restated 2004 Stock Incentive Plan

10.2	Form of Non-Statutory Stock Option under Vistula Communications Services, Inc.’s Amended and Restated 2004 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTULA COMMUNICATIONS SERVICES, INC.

Dated: February 9, 2007	/s/ Jared P. Taylor
Jared P. Taylor Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Incentive Stock Option under Vistula Communications Services, Inc.’s Amended and Restated 2004 Stock Incentive Plan

10.2	Form of Non-Statutory Stock Option under Vistula Communications Services, Inc.’s Amended and Restated 2004 Stock Incentive Plan